TFS CAPITAL INVESTMENT TRUST

Supplement dated January 7, 2010
To the Prospectus dated February 28, 2009

This Supplement updates certain information contained in the Prospectus of TFS Capital Investment Trust (the “Trust”) dated February 28, 2009.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

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Closing of the TFS Market Neutral Fund

The following information is to be read in conjunction with the section “How to Buy Shares” in the Prospectus:

Effective at the close of business on January 22, 2010 (the "Closing Date"), the TFS Market Neutral Fund (the “Market Neutral Fund”) will close to all new investors.  After the Closing Date, shareholders of the Market Neutral Fund will be permitted to add to their accounts in the following instances:

•	Through the reinvestment of dividends and capital gain distributions.

•	Trustees and officers of the Trust and employees and managers of TFS Capital LLC and its affiliates may continue to add to existing accounts in the Market Neutral Fund.

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Existing or new participants in a qualified defined contribution retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that have the Fund listed as an investment option as of the Closing Date may continue purchasing shares of the Market Neutral Fund.

The Board of Trustees reserves the right to re-open the Market Neutral Fund to new investors at any time or to modify the extent to which future sales of shares are limited.  The Trust also reserves the right to permit the establishment of new accounts or permit additional sales to existing accounts under circumstances not identified above if TFS Capital LLC, as portfolio manager of the Market Neutral Fund, deems it to be in the best interest of the Fund and its shareholders.

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Special Meeting of Shareholders - TFS Small Cap Fund

The following information is to be read in conjunction with the sections “Fees and Expenses” and “Fund Management” in the Prospectus:

On December 18, 2009, the Board of Trustees of the Trust approved an amended investment advisory agreement with TFS Capital LLC (“TFS”), on behalf of the TFS Small Cap Fund (the “Small Cap Fund”), subject to approval of shareholders of the Small Cap Fund.  The amended investment advisory agreement would eliminate the performance fee adjustment from the structure of the advisory fee.  Instead, the Small Cap Fund would pay TFS an advisory fee equal to the annual rate of 1.25% of the average value of the Fund’s daily net assets, which is the same as the base fee under the existing investment advisory agreement.  However, unlike the existing investment advisory agreement, the advisory fee payable to TFS under the amended investment advisory agreement would no longer be adjusted upward or downward to reflect the Small Cap Fund’s relative performance.

The amended investment advisory agreement will be presented for shareholder approval at a special shareholder meeting to be held in late February or early March, 2010.  Proxy materials relating to the proposed amended investment advisory agreement will be mailed to shareholders of the Small Cap Fund several weeks before the meeting. This supplement does not constitute a solicitation of a proxy by any shareholder.

If the Small Cap Fund’s shareholders do not approve the amended investment advisory agreement at the special shareholder meeting, TFS will continue to manage the Fund’s assets pursuant to the existing investment advisory agreement.  This will mean that the Small Cap Fund’s investment advisory fee will continue to be subject to a performance fee adjustment.

To receive a free copy of the definitive proxy statement relating to the upcoming special shareholder meeting after the proxy statement has been filed with the Securities and Exchange Commission, please call 1-888-534-2001 or visit the Funds’ website (www.TFSCapital.com) and download a free copy. The proxy statement will also be available without charge on the Securities and Exchange Commission's website (www.sec.gov). Read the proxy statement carefully before submitting your proxy, as the proxy statement will contain important information about the matters to be voted upon.